SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X| Filed by a Party other than the Registrant |_| Check the appropriate box:
| |      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
 -
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12
                        First Chester County Corporation
                         ------------------------------
                (Name of Registrant as Specified In Its Charter)
------------------------------------------------------------------------------
         (Name  of  Person(s)  Filing  Proxy   Statement,   if  other  than  the
Registrant) Payment of Filing Fee (Check the appropriate box): |X| No fee required.
|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         (1)     Title of each class of securities to which transaction applies:
                 --------------------------------------
         (2)     Aggregate number of securities to which transaction applies:
                 --------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _______________
         (4)      Proposed maximum aggregate value of transaction:
                  ----------------------------------------------
         (5)      Total fee paid:
                  ----------------------------------------------
|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)      Amount Previously Paid:
                  --------------------------------------------------------------
         (2)      Form, Schedule or Registration Statement No.:
                  --------------------------------------------------------------
         (3)      Filing Party:
                  --------------------------------------------------------------
         (4)      Date Filed:
                  --------------------------------------------------------------

                        FIRST CHESTER COUNTY CORPORATION
                               9 North High Street
                        West Chester, Pennsylvania 19380

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD 10:00 A.M., MARCH 13, 2001


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of First Chester County Corporation (the "Corporation") will be held on Tuesday, March 13, 2001, at 10:00 a.m., at the West Chester Golf and Country Club, 111 West Ashbridge Street, West Chester, Pennsylvania, for consideration of and action by the holders of the Corporation's common stock ("Common Stock") upon the following matters:

         1. The election of three Class II directors, with each director to serve until the 2004 Annual Meeting of Shareholders and until the election and qualification of his or her respective successor;

         2. The approval of certain amendments to the Corporation's 1995 Stock Option Plan to grant additional options to non-employee directors of the Corporation;

         3. The ratification of the appointment of Grant Thornton, LLP as the Corporation's independent public accountants for the year ending December 31, 2001; and

         4. The transaction of such other business as may properly come before the Annual Meeting and any adjournment thereof, and matters incident to the conduct of the Annual Meeting.

         The Board of Directors has fixed the close of business on February 5, 2001, as the record date for the determination of holders of stock of the Corporation entitled to notice of, and to vote at, the Annual Meeting. The Corporation's Annual Report to Shareholders for the year ended December 31, 2000, accompanies this Notice and Proxy Statement.

         The Board of Directors hopes that you will attend the Annual Meeting in person. Whether or not you plan to attend, please sign, date and return the enclosed proxy to assure that your shares are represented at the Annual Meeting. Returning your proxy does not deprive you of your right to attend the Annual Meeting and vote your shares in person.

                        FIRST CHESTER COUNTY CORPORATION
                               9 North High Street
                        West Chester, Pennsylvania 19380
                       -----------------------------------

                                 PROXY STATEMENT

         This Proxy Statement is furnished and is being mailed with the accompanying proxy card on or about February 16, 2001, in connection with the solicitation of proxies by the Board of Directors of First Chester County Corporation (the "Corporation"), to be voted at the Annual Meeting of Shareholders and at any adjournment thereof, for the purposes stated below. The Annual Meeting will be held on Tuesday, March 13, 2001, at 10:00 a.m., at the West Chester Golf and Country Club, 111 West Ashbridge Street, West Chester, Pennsylvania.

         Any person giving a proxy has the power to revoke it at any time before its exercise by a later dated proxy, a written revocation sent to the Secretary of the Corporation or attendance at the Annual Meeting and voting in person. In the absence of contrary instructions, properly executed proxies, received and unrevoked, will be voted by the persons named in the proxy: (i) for the election of each of the three Class II directors nominated by the Board of Directors;
(ii) for the approval of certain amendments to the Corporation's 1995 Stock Option Plan (the "Plan") to grant additional options to non-employee directors of the Corporation; (iii) for the ratification of the appointment of Grant Thornton, LLP as the Corporation's independent public accountants for the year ending December 31, 2001; and (iv) in their discretion, on such other business as may properly come before the Annual Meeting and matters incident to the conduct of the Annual Meeting. The Corporation knows of no such other business as of the date of this Proxy Statement.

         The Corporation will bear the entire cost of soliciting proxies for the Annual Meeting. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by the Corporation's directors, officers and employees.

                      VOTING SECURITIES OF THE CORPORATION

         Only shareholders of record at the close of business on February 5, 2001 (the "Record Date"), are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 4,476,018 shares of Common Stock outstanding and entitled to one vote per share, without cumulative voting. The holders of a majority of the outstanding shares of Common Stock, present either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If a broker holding shares of Common Stock in street name for the benefit of its customers returns a signed proxy for such shares, the shares represented by such proxy will be considered present at the Annual Meeting and will be counted towards a quorum.

         As of the Record Date, the Financial Management Services Department of The First National Bank of Chester County (the "Bank"), a wholly-owned subsidiary of the Corporation, held 740,102 shares of Common Stock, representing 16.53% of the total outstanding shares of the Corporation's Common Stock. Of these shares, 521,973 shares (11.67% of the total outstanding shares) are held in accounts where the Bank is sole trustee or executor and may not be voted by the Bank's Financial Management Services Department in the election of directors; however, the shares may otherwise be voted by the Bank. The remaining 176,084 shares of Common Stock (3.93% of the total outstanding shares) are held in accounts where the Bank is co-trustee, agent or custodian, and these shares may not be voted by the Bank without the authorization of the other co-trustee, agent or custodian.

                                 STOCK OWNERSHIP

         The following table sets forth, as of December 31, 2000, unless otherwise noted, the number and percentage of shares of Common Stock which, according to information supplied to the Corporation, are beneficially owned by:
(i) each of the Named Executive Officers (as defined in the section of this Proxy Statement entitled "Executive Compensation"); (ii) each of the directors and the nominees for directorship of the Corporation; (iii) each holder who is the beneficial owner of more than five percent (5%) of the issued and outstanding shares of Common Stock (other than the Financial Management Services Department of the Bank); and (iv) all directors and executive officers of the Corporation as a group. An asterisk (*) appears beside the names of the persons nominated and proposed for re-election at the Annual Meeting as Class II directors.

                                                     Number of Shares(1)(2)                        Percentage(3)
NAMED EXECUTIVE OFFICERS

Charles E. Swope                                              225,132  (4)                               4.96%
Peter J. D'Angelo                                              32,829  (5)                                ---
Kevin C. Quinn                                                 28,802  (6)                                ---
J. Duncan Smith                                                31,835  (7)                                ---
David W. Glarner                                               25,038  (8)                                ---

CLASS I DIRECTORS (TERM EXPIRING IN 2003)

John J. Ciccarone                                             174,226  (9)                               3.88%
Clifford E. DeBaptiste                                        112,547 (10)                               2.51%
J. Carol Hanson                                                17,275 (11)
John B. Waldron                                                21,840 (12)                                ---

CLASS II DIRECTORS (TERM EXPIRING IN 2001)

*M. Robert Clarke                                              21,000 (13)                                ---
*David L. Peirce                                               35,250 (14)                                ---
*Charles E. Swope                                             225,132  (4)                               4.96%

CLASS III DIRECTORS (TERM EXPIRING IN 2002)

John A. Featherman, III                                        43,642 (15)                                ---
John S. Halsted                                                24,370 (16)                                ---

BENEFICIAL OWNER

Jane C. and Lawrence E. MacElree                              253,735 (17)                               5.67%
7080 Goshen Road
Newtown Square, PA 19073

All directors and executive officers                          853,851 (18)                              17.74%
as a group (18 persons)


(1) Shares of Common Stock which are held in the Corporation's retirement savings plan (the "Retirement Savings Plan") are reported as of December 31, 2000, the last date for which such information is available.

(2) Includes shares that may be acquired within sixty days of December 31, 2000 ("Option Shares") through the exercise of stock options.

(3) Percentages are omitted for those owning less than one percent of the shares of Common Stock outstanding.

(4) Mr. Swope has sole voting and investment power of 85,784 shares; 15,508 shares are held by a trust for the benefit of the Swope Foundation, of which Mr. Swope is President; 6,222 shares are held by Mr. Swope's son; 24,418 shares are held by Mr. Swope's wife; 19,772 shares are held in the Retirement Savings Plan which has sole voting power with respect to such shares; 13,428 shares are held in an IRA account; and 60,000 shares are Option Shares. In addition to the shares of Common Stock described herein, Mr. Swope, as the President and Chief Executive Officer of the Bank, which is the Trustee of the Retirement Savings Plan, may be deemed to be the beneficial owner of an aggregate of a further 110,470 shares of Common Stock held in the Retirement Savings Plan; Mr. Swope disclaims that he is the beneficial owner of such shares.

(5) Mr. D'Angelo shares, with his wife, voting and investment power of 1,202 shares; 1,627 shares are held in the Retirement Savings Plan which has sole voting power with respect to such shares; and 30,000 shares are Option Shares.

(6) Mr. Quinn shares, with his wife, voting and investment power of 20 shares; 2,182 shares are held in the Retirement Savings Plan which has sole voting power with respect to such shares; 26,000 shares are Option Shares; 400 shares are held by Mr. Quinn's wife in a retirement plan; and 200 shares are held jointly by Mr. Quinn and his mother.

(7) Mr. Smith shares, with his wife, voting and investment power of 1,301 shares; 1,534 shares are held in the Retirement Savings Plan which has sole voting power with respect to such shares; and 29,000 are Option Shares.

(8) Mr. Glarner shares, with his wife, voting and investment power of 1,048 shares; 1,790 shares are held in the Retirement Savings Plan which has sole voting power with respect to such shares; and 22,200 shares are Option Shares.

(9) Mr. Ciccarone shares, with his wife, voting and investment power of 158,947 shares; 279 shares are held by Mr. Ciccarone's wife as custodian for his son; and 15,000 shares are Option Shares.

(10) Mr. DeBaptiste has sole voting and investment power of 97,547 shares; and 15,000 shares are Option Shares.

(11) Ms. Hanson has sole voting and investment power of 2,275 shares; and 15,000 shares are Option Shares.

(12) Mr. Waldron shares, with his wife, voting and investment power of 8,640 shares; and sole voting and investment power of 200 shares; and 13,000 shares are Option Shares.

(13) Mr. Clarke shares, with his wife, voting and investment power of 6,000 shares; and 15,000 shares are Option Shares.

(14) Mr. Peirce has sole voting and investment power of 18,250 shares; 2,000 shares are held in an IRA account and 15,000 shares are Option Shares.

(15) Mr. Featherman has sole voting and investment power of 10,960 shares; 4,000 shares are owned by FIRSTNATCO FBO MacElree, Harvey, Gallagher, Featherman & Sebastian, Ltd. Profit Sharing and 401(k) Plan, of which Mr. Featherman is a co-trustee, sharing voting and investment powers with one other trustee; Mr. Featherman shares voting and investment power of 6,524 shares with his wife; 2,191 shares are held by Mr. Featherman as custodian for his daughter; Mr. Featherman's wife has sole voting and investment power of 1,973 shares; 2,994 are held in a brokerage account; and 15,000 shares are Option Shares.

(16) Mr. Halsted has sole voting and investment power of 6,140 shares; 2,400 shares are owned by the Gawthrop, Greenwood & Halsted Profit Sharing Plan, of which Mr. Halsted is a trustee; 400 shares are owned by Abstracting Company of Chester County, of which Mr. Halsted is a shareholder and a director; Mr. Halsted's wife has sole voting and investment power of 429 shares; and 15,000 shares are Option Shares.

(17) Mrs. MacElree has sole voting and investment power of 209,459 and Mr. MacElree has sole voting and investment power of 44,277 shares. Mrs. MacElree disclaims that she is the beneficial owner of any shares owned by Mr. MacElree and Mr. MacElree disclaims that he is the beneficial owner of any shares owned by Mrs. MacElree.

(18)     189,700 shares are Option Shares.

                GENERAL INFORMATION ABOUT THE BOARD OF DIRECTORS

         There were seven meetings of the Board of Directors of the Corporation during 2000. Each incumbent director attended at least 75% of the aggregate of
(1) the total number of meetings of the Board of Directors of the Corporation held during the period in which such incumbent was a director, and (2) the total number of meetings held by all committees of the Board of Directors of the Corporation on which such incumbent served during the period in which such incumbent was a committee member.

         Directors who are not also officers of the Corporation or Bank (each a "non-employee director") generally receive a fee of $500 for each Board meeting attended and $300 for each committee meeting attended. Additionally, a quarterly fee of $100 was paid to Mr. Peirce for serving as the Secretary of the Board. Pursuant to the 1995 Stock Option Plan (the "Plan"), options to purchase shares of Common Stock are awarded to each non-employee director annually through September 29, 2000 according to formulas set forth in the Plan. During 2000, in accordance with the Plan, each non-employee director received options to purchase 2,000 shares of Common Stock. Mr. Swope received options to purchase 8,000 shares of Common Stock. Also, each director received a cash bonus of $1,000 for 2000.

         The Board of Directors of the Corporation does not have a standing compensation or nominating committee. These functions are performed on an ad hoc basis by the Board of Directors as a whole. The Board of Directors of the Bank, however, has a Personnel and Compensation Committee which makes recommendations to the Board of Directors and the Corporation.

         During 2000, the Board of Directors of the Corporation appointed an Audit Committee. The responsibilities of the Audit Committee include monitoring the integrity of the Corporation's financial reporting process and systems of internal controls for finance, accounting and regulatory compliance and reviewing the independence and performance of the Corporation's independent auditors and internal auditing functions. The Audit Committee held three meetings during 2000.

                              ELECTION OF DIRECTORS

         The Corporation's Articles of Incorporation provide that the Board of Directors shall be divided into three classes and shall consist of not less than nine nor more than 25 members, as fixed from time to time by the Board of Directors. The Board of Directors has fixed the number of directors at 12, four of whom are to be Class I Directors, four of whom are to be Class II Directors and four of whom are to be Class III Directors. The Class I Directors are serving a three-year term until the 2003 Annual Meeting, the Class II Directors are serving a three-year term until the 2001 Annual Meeting, and the Class III Directors are serving a three-year term until the 2002 Annual Meeting. Each director also serves until his or her earlier resignation or removal or until a successor has been elected and qualified.

         The Board of Directors presently consists of nine directors. Pursuant to the Corporation's Articles and By-Laws, the remaining members of the Board of Directors have the exclusive authority to appoint a director to fill vacancies caused by the death or resignation of a director.

         At the Annual Meeting, three Class II directors are to be elected to serve until the 2004 Annual Meeting and until their respective successors have been elected and qualified. The intention of the persons named in the proxy, unless otherwise directed, is to vote all proxies in favor of the election to the Board of Directors for the nominees listed below.

         The three nominees receiving the highest number of votes by the holders of the Common Stock present or represented at the Annual Meeting and entitled to vote thereat shall be elected as Class II directors. Abstentions will have no effect on the outcome of the vote for the election of directors. Brokers holding shares of Common Stock in street name who do not receive voting instructions from the beneficial owners of such shares may return a signed proxy for such shares and direct the voting of the shares.

         The names of the nominees for Class II directors of the Corporation, their ages and certain other information as of February 1, 2001, is set forth as follows:

M. Robert Clarke, 54, has been a director of the Corporation and the Bank since 1993. He is President of Clarke, Nicolini & Associates, Ltd. Mr. Clarke is a Certified Public Accountant.

David L. Peirce, 72, has been a director of the Corporation since 1984 and a director of the Bank since 1973. He is currently retired. He was previously President and CEO of Denney-Reyburn Company, a paper converter.

Charles E. Swope, 70, has been a director, President and CEO of the Corporation since 1984. He has also served as Chairman of the Board of the Corporation since 1987. Mr. Swope served the Bank as a director since 1972, President since 1973, CEO since 1978, and Chairman since 1987.

Recommendation of the Board of Directors

         The Board of Directors has unanimously recommended the slate of nominees for election as Class II directors. The Board of Directors recommends that the shareholders vote FOR the election of such slate of nominees as Class II directors of the Board of Directors of the Corporation.

                        DIRECTORS AND EXECUTIVE OFFICERS

         Set forth below are the names and ages of the Directors and executive officers of the Corporation and the Bank, their positions with the Corporation and the Bank, their principal occupations during the past five years and their directorships with other companies which are subject to the reporting requirements of Federal securities laws:

                                    DIRECTORS

John J. Ciccarone, 72, has been a director of the Corporation and the Bank since 1987. He is President of Omega Industries, Inc., a real estate development company.

M. Robert Clarke, 54, see "Election of Directors" for additional biographical information.

Clifford E. DeBaptiste, 76, has been a director of the Corporation since 1984 and a director of the Bank since 1975. He is Chairman, Supervisor and Director of DeBaptiste Funeral Homes, Inc.

John A. Featherman, III, 62, has been a director of the Corporation since 1985 and a director of the Bank since 1985. Mr. Featherman is a principal of the law firm of MacElree, Harvey, Gallagher, Featherman & Sebastian, Ltd.

John S. Halsted, 67, has been a director of the Corporation since 1991 and a director of the Bank since 1991. Mr. Halsted is a principal of the law firm of Gawthrop, Greenwood & Halsted, P.C. and currently serves as solicitor of Chester County.

J. Carol Hanson, 53, has been a director of the Corporation and a director of the Bank since 1995. She is Executive Director of Barclay Friends Hall Corporation, a long term care facility.

David L. Peirce, 72, see "Election of Directors" for additional biographical information.

Charles E. Swope, 70, see "Election of Directors" for additional biographical information.

John B. Waldron, 70, has been a director of the Corporation since 1984 and a director of the Bank since 1981. He is an Associate of Arthur Hall Insurance Group and former owner of John B. Waldron Insurance Agency.

                               EXECUTIVE OFFICERS

Kevin C. Quinn, 46, became Executive Vice President of the Bank in 1997. He had served as Senior Vice President-Financial Management Services Department since 1990. He has also served as Assistant Treasurer of the Corporation since 1986.

Peter J. D'Angelo, 55, became Executive Vice President of the Bank in 1997. He had served the Bank as Senior Vice President-Commercial Loan Department and Cashier since 1996 and as Vice President of the Bank since 1986.

J. Duncan Smith, 42, became Executive Vice President of the Bank in 1997. He had served the Bank as Senior Vice President-Finance and Accounting since 1996 and Vice President and Comptroller of the Bank since 1993. He has also served as Treasurer of the Corporation since 1993.

                            SENIOR MANAGEMENT STAFF

David W. Glarner, 50, became Senior Vice President-Mortgage Lending Department of the Bank in 1996. He had served the Bank as Vice President since 1983.

William D. Wagenmann, Jr., 57, became Senior Vice President-Human Resources of the Bank in 1997. Prior to joining the Bank, he served as Director of Human Resources for Morgan, Lewis & Bockius from 1994 to 1997 and of Dechert, Price & Rhoads from 1991 to 1994.

James K. Gallagher, 64, became Senior Vice President-Leasing Department of the Bank in 1998. He had served the Bank as Vice President since 1988.

Richard W. Kaufmann, 53, became Senior Vice President-Commercial Loan Department of the Bank in 1998. He had served the Bank as Vice President since 1996. Prior to joining the Bank, he served as Vice President of the Philadelphia Business Banking Group of Meridian Bank from 1990 to 1995.

Linda M. Hicks, 47, became Senior Vice President-Financial Management Services Department of the Bank in 1998. She had served as Vice President since 1990.

Anthony J. Poluch, 43, became Senior Vice President-Business Development of the Bank in December 2000. Mr. Poluch has served the Bank as Vice President since 1993. Mr. Poluch started with the Bank in 1984 and has been active in the banking industry for 26 years.

Patricia Travaglini, 41, became Senior Vice President-Residential Lending of the Bank in December 2000. She had served the Bank as Vice President since 1996. Mrs. Travaglini started with the Bank in 1987 and has been active in the mortgage banking industry for 23 years.

Richard M. O'Donnell, 49, became Senior Vice President-Branch Administration/Retail Banking of the Bank in December 2000. Mr. O'Donnell had served the Bank as Vice President since 1997. Mr. O'Donnell started with the Bank in 1997 and has been active in the banking industry for 28 years. Prior to joining the Bank, he served as Regional Vice President of Commerce Bank from 1988 to 1997.

         There are no family relationships between any director, executive officer or person nominated or chosen by the Corporation to serve as a director or executive officer.

                             EXECUTIVE COMPENSATION

         The following table sets forth a summary of compensation paid or accrued by the Corporation for services rendered for each of the last three fiscal years by the Chief Executive Officer and the four most highly compensated executive officers of the Corporation or the Bank (whose salary and bonus exceeded $100,000 in 2000) (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE
                                                                                                 Long Term
                                                    Annual Compensation                         Compensation
                                         -----------------------------------------      ----------------------------

         Name and                                                     Other Annual        Stock          All Other
        Principal                         Salary          Bonus       Compensation       Options       Compensation
         Position             Year        ($)(1)         ($)(2)          ($)(3)          (#)(4)            ($)(5)
         --------             ----        -----          ------       ------------       -------       ------------

Charles E. Swope,             2000        $350,500        $17,123          --               8,000          $ 78,984
President, CEO and            1999         340,000         34,068          --              16,000            71,037
Chairman of the Corp. of      1998         310,000         46,309          --              16,000            64,856
the Bank

Peter J. D'Angelo,            2000        $123,600        $ 6,698          --               4,000          $ 15,182
EVP of the Bank               1999         120,000          7,093          --               8,000            14,597
                              1998         110,000         10,339          --               8,000            14,231

Kevin C. Quinn,               2000        $123,600        $ 6,655          --               4,000          $ 15,190
Assistant Treasurer of        1999         120,000          7,093          --               8,000            14,597
the Corp.; EVP                1998         110,000         11,298          --               8,000            13,972
of the Bank

J. Duncan Smith,              2000        $123,600        $ 7,071          --               4,000          $ 15,125
Treasurer of the Corp.;       1999         120,000          7,093          --               8,000            14,597
EVP of the Bank               1998         110,000         10,614          --               8,000            13,720

David W. Glarner,             2000        $111,500        $ 6,104          --               2,500          $ 13,201
SVP of the Bank               1999         108,000          6,593          --               5,000            13,055
                              1998         100,000         10,286          --               5,000            11,778
---------------------

(1) Amounts shown include cash compensation earned and accrued by the Named Executive Officers as well as amounts earned but deferred at the election of such officers.

(2) Amounts shown for 1998 and 1999 represent bonuses paid during the specified fiscal year based upon the performance of the Corporation and the Bank for the prior fiscal year. Amounts shown for 2000 represent bonuses paid during 2000 based upon the performance of the Corporation and the Bank in 1999 and part of 2000. In 2001, Mr. Swope was paid a bonus of $49,070, Mr. Smith was paid $17,877, Mr. Quinn was paid $17,954, Mr. D'Angelo was paid $17,959 and Mr. Glarner was paid $13,380 based upon the full-year performance of the Corporation and the Bank in 2000.

(3) The value of amounts paid for perquisites and other personal benefits, securities or property paid to any of the Named Executive Officers does not exceed 10% of the total of annual salary and bonus reported for such person.

(4) Amounts shown reflect the number of shares underlying options granted in the specified year. See "Stock Options".

(5) Amounts shown for 2000 include: (i) contributions to a qualified defined contribution plan for the benefit of Messrs. Swope, D'Angelo, Quinn, Smith, and Glarner of $9,300, $6,797, $6,795, $6,762 and $5,790,
         respectively; (ii) contributions to non-qualified, supplemental retirement plans for the benefit of Messrs. Swope, D'Angelo, Quinn, Smith, and Glarner of $21,345, $3,708, $3,708, $3,708 and $3,345,
         respectively; (iii) matching contributions to the 401(k) plan accounts of Messrs. Swope, D'Angelo, Quinn, Smith, and Glarner of $7,173, $4,677, $4,688, $4,656 and $4,066, respectively; (iv) payments of
         $17,257 for Mr. Swope pursuant to a retirement life insurance plan; and
         (v) $23,980 for the tax adjusted cost of Mr. Swope's life insurance policy.

Stock Options

         The following table sets forth grants of stock options made during the Corporation's fiscal year ended December 31, 2000, to each of the Named Executive Officers of the Corporation:


                        OPTION GRANTS IN LAST FISCAL YEAR
                                                                                                  Potential RealizableValue
                                                                                                         at Assumed
                                                                                                   Annual Rates of Stock
                                                                                                     Price Appreciation
                                     Individual Grants                                              for Option Term (1)
--------------------------------------------------------------------------------------              -------------------
                                       % of Total
                                         Options
                                Granted to Market
                         Number of    Employees in               Price on
                          Options      Fiscal Year   Exercise    Date of       Expiration
Name                      Granted                      Price       Grant          Date                 5%             10%
----                      -------                    ---------     -----       ----------              --             ---

Charles E. Swope           8,000          12.6%        $13.81      $13.81       9/29/10             $69,495        $176,115
Peter J. D'Angelo          4,000           6.3          13.81       13.81       9/29/10              34,748          88,058
Kevin C. Quinn             4,000           6.3          13.81       13.81       9/29/10              34,748          88,058
J. Duncan Smith            4,000           6.3          13.81       13.81       9/29/10              34,748          88,058
David W. Glarner           2,500           4.0          13.81       13.81       9/29/10              21,717          55,036

----------------

(1)      Assumes the price of the Corporation's Common Stock appreciates at a rate of 5% and 10%, respectively, compounded annually for the ten year term of the options.

Exercise of Options

         The following table sets forth information regarding the exercise of stock options and the value of any unexercised stock options of each of the Named Executive Officers of the Corporation during the fiscal year ended December 31, 2000:


               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR END OPTION VALUES
                                                                 Number of Securities            Value of Unexercised
                              Shares                            Underlying Unexercised          In-the-Money Options at
                             Acquired           Value         Options at Fiscal Year End          Fiscal Year End (1)
Name                        on Exercise         Realized        Vested            Unvested      Vested       Unvested  i.
----                        -----------         --------        ------            --------      ------       --------

Charles E. Swope                  --               --            68,000           --           $65,848         --
Peter J. D'Angelo                 --               --            34,000           --            34,924         --
Kevin C. Quinn                    --               --            30,000           --            11,812         --
J. Duncan Smith                1,000           $4,653            33,000           --            27,646         --
David W. Glarner                  --               --            24,700           --            23,236         --

----------------

 (1)     Based upon the average bid and asked prices for the Common Stock on December 31, 2000 of $13.938 as
         quoted by F.J. Morrissey & Co., less the exercise price.

                                       8

Employment Agreements

         Effective January 1, 1998, Mr. Swope, the Corporation and the Bank (collectively referred to in this section as the "Corporation") entered into a new employment agreement (the "Agreement") with the effect of extending the term of a previous employment agreement between Mr. Swope and the Corporation. The Agreement is for a period of ten years, terminating on December 31, 2007, unless terminated earlier in accordance with the Agreement. Pursuant to the Agreement, Mr. Swope is serving as the President and Chief Executive Officer of the Corporation and the Bank. During the term of the Agreement, Mr. Swope's employment shall continue in the same position or at a rank not less than Senior Vice President. As compensation under the Agreement, Mr. Swope receives a salary and benefits as determined by the Board of Directors from time to time, but which may not be materially different from that which he received as of the date of the Agreement. Mr. Swope is also reimbursed for reasonable business expenses and provided with an automobile.

         If the Corporation breaches the Agreement, Mr. Swope may leave the Corporation's employ and have no further liability or obligation under the Agreement and the Corporation will be obligated to continue to pay Mr. Swope the salary and benefits being paid at the time of the breach for the remaining term of the Agreement. Mr. Swope may also terminate the Agreement as of December 31 of any year, upon written notice to the Corporation on or before December 1st of such year, and the Corporation shall have no further obligation to pay a salary and benefits to Mr. Swope other than salary and benefits which have accrued but remain unpaid at the termination. The Corporation may terminate the Agreement upon a breach of the Agreement by Mr. Swope which is not cured within 30 days from receipt of notice of such breach or upon his conviction of a crime which is a felony. During the term of the Agreement and for two years thereafter, Mr. Swope may not be employed by any other bank or financial institution doing business in Chester County, Pennsylvania, unless this Agreement is terminated by Mr. Swope due to breach of the Agreement by the Corporation.

         Effective December 1, 1999, Messrs. Smith, D'Angelo and Quinn (collectively, the "Executives") entered into employment agreements (collectively, the "Executive Agreements") with the Bank. The Agreements are for a period of three years terminating on November 30, 2002, unless terminated earlier in accordance with the Agreements. The provisions of each of the Agreements are the same except for specific items relating to the Executives' positions, responsibilities, compensation and benefits. Pursuant to the Agreements, Mr. Smith will serve as Executive Vice President, Financial Support Services Division, Mr. D'Angelo as Executive Vice President, Lending, and Mr. Quinn as Executive Vice President, Financial Management Services. During the term of the Executive Agreement, the Executives' employment shall continue in the same position or at a rank not less than the positions they assumed at the date of the Agreements. As compensation under the Agreements, the Executives receive salary and benefits as fixed by the President from time to time, but which may not be materially different from that which they received as of the date of their Agreements.

         An Executive may terminate his Agreement upon the breach of the Agreement by the Bank which is not cured within 30 days from receipt of notice of such breach. The Bank may also terminate an Agreement upon an Executive's failure to perform his duties which is not cured within thirty days from receipt of notice of such deficiencies. In these cases, the Bank will be obligated to continue to provide the Executive compensation and benefits for a period of one year on the terms and conditions at which such compensation and benefits are being paid on the date on which the breach of the Agreement occurred or the date on which the Executive was terminated. An Executive may also terminate his Agreement upon written notice to the President, and the Bank may terminate the Agreements at any time for cause. In these cases, the Bank will be under no obligation to pay any compensation or benefits to the Executive following the effective date of termination, except that the Bank will remain liable to pay compensation and benefits which have accrued but which remain unpaid or unfurnished as of the effective date of termination. During the term of the Agreements, and for a period of one year following the termination thereof, the Executives will be subject to restrictive covenants regarding future employment, non-competition and solicitation of Bank employees.

Report on Executive Compensation

         As members of the Personnel and Compensation Committee and the Stock Option Committee (collectively referred to herein as the "Committee"), it is our duty to administer the Corporation's various employee benefits plans, including its Stock Bonus Plan and Stock Option Plan. In addition, we review the compensation levels of members of management, evaluate the performance of management and consider management succession and related matters. The Committee reviews in detail with the Board of Directors all aspects of compensation for Senior Management of the Corporation and the Bank.

         The Committee is composed of two independent non employee directors and one employee director, Charles E. Swope, Chairman of the Board and President. The Committee is responsible for setting and administering the salaries and the annual bonus plans that govern the compensation paid to all Senior Management Staff of the Corporation and the Bank, except that the full Board of Directors is responsible for ratifying the salaries and bonuses paid to Senior Management.

         Recognizing the importance of retaining our executive team and motivating them to continue to perform in the best interest of the shareholders of the Bank, a human resources professional service firm, Mosteller and Associates, was engaged to conduct an extensive survey of peer organization to attain comparable total compensation for these executive positions.

         As a result, adjustments of base salaries and significant changes in incentive bonuses, based on the Bank's total performance and the individual contribution of each executive have been implemented. In considering the Bank's total performance, the Committee looks at a variety of factors, including, but not limited to, improvement in return on assets, return on equity, loan growth, average deposit growth, and the efficiency ratio.

         Based upon the Committee's evaluation of the foregoing factors, Mr. Swope's base salary was set at $350,000 effective January 1, 2000. The perquisites and other benefits received by Mr. Swope that are reported in the Summary Compensation Table in the Proxy Statement are provided pursuant to his rights under an Employment Agreement with the Corporation and the Bank which is described elsewhere in the Proxy Statement. Mr. Swope did not participate in the deliberation of the Committee to make a recommendation for his compensation for 2000 to the full Board of Directors. Mr. Swope did participate in the deliberation of the Board of Directors regarding Executive Officer compensation; however, Mr. Swope abstained from vote on his own salary.

         Mr. Swope was granted 8,000 stock options for 8,000 shares of the Corporation's common stock under the 1995 Stock Option Plan, a directors bonus of 1,000 and a Senior Officer Bonus of 1,000 (after taxes). Mr. Swope continues to provide outstanding leadership supporting the business strategy of the
Corporation,   which  is  designed  to  enhance  the  overall   performance  and
profitability of the Corporation and his compensation, recognizes his contribution to the ongoing improvement and increased value to the shareholders.

                               Personnel and Compensation Committee of the Bank:
                               David L. Peirce, Chairman
                               John A. Featherman, III
                               Charles E. Swope

Compensation Committee Interlocks and Insider Participation

         During 2000, the Personnel and Compensation Committee of the Bank consisted of Messrs. Peirce, Featherman and Swope. No member of the Compensation Committee, other than Mr. Swope, is a former or current officer or employee of the Corporation or the Bank. Mr. Featherman is a principal in the law firm of MacElree, Harvey, Gallagher, Featherman & Sebastian, Ltd., which was retained by the Corporation as counsel during 2000 and will be retained again during 2001.

Report by the Audit Committee

         The Committee consists of the following members of the Corporation's Board of Directors: M. Robert Clarke (Chairman), Clifford E. DeBaptiste and John
B. Waldron. Each of the members of the Committee is "independent" as defined under the National Association of Securities Dealers' listing standards. The Committee operates pursuant to a written charter adopted by the Board of Directors which is included in this proxy statement as Appendix A.

         The Committee has reviewed and discussed the Corporation's audited financial statements with management. The Committee has discussed the matters required to be discussed by SAS 61 (Communication with Audit Committees) with Grant Thornton LLP, the Corporation's independent accountants.

         The Committee has received written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Corporation and its related entities) and has discussed with Grant Thornton LLP their independence from the Corporation and its related entities.

         Based on the review and discussions referenced above, the Committee recommended to the Corporation's Board of Directors that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                                      Audit Committee:
                                                      M. Robert Clarke, Chairman
                                                      Clifford E. DeBaptiste
                                                      John B. Waldron

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's officers and directors, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

         Based solely on review of the copies of such forms furnished to the Corporation, or written representations that no Forms 5 were required, the Corporation believes that, during 2000, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were timely met with the exception that one purchase of shares was reported late by Mr. DeBaptiste.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Some of the directors and executive officers of the Corporation, as well as members of their families and companies with which they are associated, were customers of and had banking transactions with the Bank in the ordinary course of its business during 2000. All loans and commitments to lend money extended to such parties were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In the opinion of management, the loans and commitments do not involve more than a normal risk of collectibility or present other unfavorable features.

         The law firm of MacElree, Harvey, Gallagher, Featherman & Sebastian, Ltd., of which Mr. Featherman, a director of the Corporation and the Bank, is a principal, was retained by the Corporation and the Bank as counsel during 2000 and will again be retained in 2001.

                          STOCK PRICE PERFORMANCE GRAPH

         The following graph illustrates a five year comparison of cumulative shareholder return on the Common Stock for each of the years ended December 31, 1996, 1997, 1998, 1999 and 2000 for: (i) the Corporation, (ii) the NASDAQ Market Value Weighted Index (the "NASDAQ Index"), and (iii) the SNL $250-$500 Million Bank Asset-Size Index (the "SNL Peer Group Index"). The comparison assumes $100 was invested on December 31, 1995, in the Corporation's Common Stock and in each of the foregoing indices and reinvestment of dividends.

[graph inserted here]


                                            1995         1996         1997         1998         1999         2000
                                            ----         ----         ----         ----         ----         ----

First Chester County Corporation            100.00       111.57       164.32       211.47       212.11      149.35
NASDAQ Index                                100.00       123.04       150.69       212.51       394.92      237.62
SNL Peer Group Index                        100.00       129.85       224.58       201.12       187.11      180.15

         The historical stock price performance of the Corporation's Common Stock shown above is not necessarily indicative of future price performance.

                     AMENDMENT OF THE 1995 STOCK OPTION PLAN

Description of the Proposed Amendments

         The Corporation's Board of Directors has approved a proposal to amend the Director Plan under the Corporation's 1995 Stock Option Plan (the "Plan") subject to the approval of the holders of a majority of the outstanding voting stock of the Corporation. The amendment would modify the formula by which options are awarded to non-employee directors such that each non-employee director would receive options to purchase 2,000 shares of Common Stock on each of September 30, 2001 and September 30, 2002. The total number of shares which may be issued under the Director Plan will remain unchanged at 179,000.

         The following information provides a summary of the Director Plan as it is proposed to be amended. All share numbers used in this discussion have been adjusted to give effect for the two stock dividends paid during the period the Plan has been in effect.

Description of the Plan

         The purpose of the Plan is to provide additional incentive to directors to enter into or remain in the service of the Corporation or the Bank. 179,000 shares are reserved for issuance under the Director Plan. Since the inception of the Director Plan, the Corporation has awarded options to purchase 163,000 shares to non-employee directors.

         The Director Plan provides for the automatic award of options to each non-employee director who is serving in such capacity on each of eight annual grant dates from the adoption of the Plan in 1995 through September 30, 2002 (each a "Grant Date") (the "Annual Director Options"). The options to be awarded on September 30, 2001 and September 30, 2002 will each entitle the holder to purchase 2,000 shares of Common Stock, unless the number of non-employee directors on such Grant Date exceeds 8, in which case each non-employee director will receive an option for that number of shares equal to 16,000 divided by the number of non-employee directors. The Board of Directors, however, has sole discretion, if it determines such action to be in the best interests of the Corporation, to elect not to grant all or any portion of the options scheduled to be granted on the annual Grant Date or may grant all or any portion of such options subject to terms and conditions (including vesting schedules for the exercisability of such options) which are not inconsistent with the other terms of the Director Plan. The Director Plan is administered by the Board of Directors.

         The exercise price for each share of Common Stock purchased pursuant to an option granted under the Plan must be at least equal to the "Fair Market Value" of a share of Common Stock on the Grant Date for such option. If available, the "Fair Market Value" shall be the mean between the highest bid price and lowest asked priced last quoted by the then current market makers of the Common Stock on the Grant Date or the immediately preceding business day if the Grant Date is not a business day. If no such bid and asked price is available, then the fair market value shall be determined by the Stock Option Committee in good faith, in the case of an option granted under the Key Employee Plan or shall be the mean between the most recent highest bid price and lowest asked price last quoted by the market makers of the Common Stock, in the case of an option granted under the Director Plan.

         No option may be granted under the Plan after September 17, 2005. No option may be exercised prior to six months following the Grant Date. Each option granted expires on the earlier of (a) the tenth anniversary of its Grant Date, (b) the date set by the Board of Directors of the Corporation as an accelerated expiration date after a finding by such Board that the options materially adversely affect the Corporation (or may in the future), or (c) either three months or one year (depending upon the Grant Date) following termination of the Optionee's service with the Corporation.

         During an Optionee's lifetime, such option may only be exercised by the Optionee. No option granted under the Plan may be transferred except by will or by the laws of descent and distribution, except that nonqualified options may be transferred by an Optionee pursuant to a qualified domestic relations order as defined in the Internal Revenue Code or Title I of ERISA.

         Options granted under the Director Plan are not qualified for treatment as "incentive stock options" under Section 422 of the Internal Revenue Code.

Effect of Proposed Amendments

         The effect of the proposed amendments will be to award options to purchase 2,000 shares of stock to each incumbent non-employee director on the Grant Date in 2001 and another option to purchase 2,000 shares on the Grant Date in 2002. Set forth below is a table showing the increase in the potential realizable value of benefits that will be received in 2001 by the then incumbent non-employee directors, Named Executive Officers and other officers of the Corporation or Bank pursuant to the Options which would be awarded in 2001 if the amendments to the Plan are adopted.



                                                                         Increase In Potential Realizable Value
                                                                                 At Assumed Annual Rates
                                                 Number of                     Of Stock Price Appreciation
Name and Position                              Option Shares                       For Option Term (1)
-----------------                              -------------             --------------------------------------
                                                                                5%                       10%
                                                                                --                       ---

Non-Executive Director Group                       16,000                    $138,990                 $352,230
Named Executive Officers                                0                           0                        0
Executive Officer Group                                 0                           0                        0
Non-Executive Officer                                   0                           0                        0
   Employee Group

(1) The increase in potential realizable value assumes that (i) each of the current eight non-employee directors will receive an option to purchase 2,000 additional Annual Director Options, each with an assumed exercise price equal to the average bid and asked prices for the Common Stock on December 31, 2000 of $13.81; and (ii) the price of the Corporation's Common Stock appreciates at a rate of 5% and 10%, respectively, compounded annually for the ten year term of the option.

         Approval of the proposed amendments to the Plan requires the affirmative votes of the holders of a majority of the shares present in person or by proxy and entitled to vote at the 2001 Annual Meeting. Abstentions will have the same effect on the outcome of such vote as a "no" vote. If a broker holding shares of Common Stock for its customers in street name returns a signed proxy but does not receive voting instructions from the beneficial owners of such shares and does not have discretionary authority to vote such shares, the shares will not be voted and will have the same effect on the outcome of such vote as a "no" vote.

Recommendation of the Board of Directors

         The Board of Directors recommends that the shareholders vote FOR the approval of the amendment of the Plan as described in this Proxy Statement.

                         RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed the firm of Grant Thornton, LLP, as independent public accountants for the year ended December 31, 2001. This appointment will be submitted to the shareholders for ratification at the 2001 Annual Meeting.

         For the year ended December 31, 2000, the Corporation paid the following amounts to Grant Thornton:

         Audit Fees:                                         $84,045
         Financial Information Systems Design and
            Implementation Fees:                                 -0-
         All Other Fees:                                     $24,191

         The Audit Committee has considered whether the provision of the foregoing services is compatible with maintaining Grant Thornton's independence.

         A representative of Grant Thornton, LLP, is expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if he so desires.

         Ratification of this proposal requires the affirmative votes of the holders of a majority of the shares present in person or by proxy and entitled to vote at the 2001 Annual Meeting. Abstentions will have the same effect on the outcome of such vote as a "no" vote. If a broker holding shares of Common Stock for its customers in street name returns a signed proxy but does not receive voting instructions from the beneficial owners of such shares, the shares will be voted in favor of the proposal.

Recommendation of the Board of Directors

         The Board of Directors recommends that the shareholders vote FOR the ratification of Grant Thornton, LLP as the Corporation's independent public accountants for the year ending December 31, 2001.

                              SHAREHOLDER PROPOSALS

         Shareholders intending to submit proposals to be included in the Corporation's next proxy statement must send their proposals to the Secretary of the Corporation at 9 North High Street, West Chester, PA 19380 not later than October 15, 2001. Such proposals must relate to matters appropriate for shareholder action and be consistent with regulations of the Securities and Exchange Commission.

         Shareholders intending to present proposals at the next Annual Meeting of the Corporation and not intending to have such proposals included in the Corporation's next proxy statement must send their proposals to the Secretary of the Corporation at the address given in the prior paragraph not later than December 28, 2001. If notification of a shareholder proposal is not received by such date, the proxies may vote, in their discretion, any and all of the proxies received in this solicitation against such proposal.

                             ADDITIONAL INFORMATION

         The Corporation will provide to each person solicited, without charge except for exhibits, upon request in writing, a copy of its annual report on Form 10-K, including the financial statements and financial statement schedules. Such report will be filed with the Securities and Exchange Commission on or about March 31, 2001. Requests should be directed to Mr. John Stoddart, Shareholder Relations Officer, First Chester County Corporation, 9 North High Street, West Chester, Pennsylvania 19380.

                                              By Order of the Board of Directors



                                             /s/ David L. Peirce
                                             -----------------------------------
                                             David L. Peirce           Secretary

West Chester, Pennsylvania
February 16, 2001

                                   APPENDIX A
                             AUDIT COMMITTEE CHARTER

AUDIT COMMITTEE MISSION

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

o Monitor the integrity of the Corporation's financial reporting process and systems of internal controls regarding finance, accounting and regulatory compliance.
o Monitor the independence and performance of the Corporation's independent auditors and internal auditing department.
o Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership.

AUDIT COMMITTEE ORGANIZATION

Audit Committee members shall meet the requirements of the Exchange that the corporation is listed. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent, non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. At least one member of the Committee shall have accounting or related financial management expertise. One of the members shall be designated "Chairman".

The Committee shall meet quarterly, or more frequently as circumstances dictate.

The Committee believes that the above mission statement sets fourth its primary roles and responsibilities. In that connection, the following is meant to serve as a guide in achieving that mission.

ROLES AND RESPONSIBILITIES

Financial Statement Review Procedures
-------------------------------------

1. Review the Corporation's interim financial results and annual audited financial statements prior to filing or distribution. The review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments. Discuss with Independent Auditors its judgment about the quality, not just acceptability, of the Corporation's accounting principles as applied in its financial reporting.

2. In consultation with management, independent auditors, and internal auditors, consider the integrity of the Corporation's financial reporting processes and controls. Discuss significant financial risk exposures and steps taken by management to monitor, control, and report such exposures.

3. Review significant findings prepared by the independent auditors and the internal auditors together with management's responses. Gain an understanding of whether internal control recommendations made by internal and independent auditors have been implemented by management.

Independent Auditors
--------------------

1. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

2. Review the independent auditors' timetable, scope and approach of the quarterly reviews and annual examination of the financial statements.

3. Obtain from the independent auditors their annual communication to the Audit Committee in satisfaction of SAS 61 regarding communication with the Audit Committee, and, if applicable, any commentary on internal contracts or other recommendations.

4.   Review  and  discuss  with  the   independent   auditors  all   significant
     relationships they have with the Corporation that could impair the auditors' independence.

Internal Auditors
-----------------

1. Approve an Annual Risk Assessment and Audit Plan developed by the internal auditors.

2. Meet quarterly with the internal auditors to gain an understanding of the effectiveness of the internal audit function. These meetings will also serve in evaluating their performance.

3. Review significant reports prepared by the internal auditors together with management's response and follow-up to these reports.

4. The Audit Committee may contract for internal audit services as necessary to assess the adequacy and effectiveness of internal controls, the accuracy of management reporting and compliance with laws, regulations and bank policy. The Audit Committee will set forth the outsourcing vendor's responsibilities in a written contract the terms of which comply with the "Interagency Policy Statement of Internal Audit and Internal Audit Outsourcing."

Compliance with Laws and Regulations
------------------------------------

1.   Periodically   obtain  updates  from  management  and  compliance  auditors regarding compliance with laws and regulations.

2. Review the findings of any examination by regulatory agencies such as the Federal Reserve, FDIC, or Office of the Comptroller of the Currency.

3.   Be familiar with Management's response to regulatory examinations.

Other Committee Responsibilities
--------------------------------

1. Review and update the Audit Charter annually and submit the charter to the Board of Directors for approval. Ensure that the charter is included within the Corporation's proxy statement once every three years.

2. Prepare an annual Audit Committee Report for inclusion in the Corporation's Annual Proxy Statement that states a formal audit charter has been approved and that the Audit Committee has satisfied its responsibility during the year.

3. Perform other oversight functions as requested by the Board of Directors. Further, The Audit Committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities.

4. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

5. Meet periodically with the internal auditors, the independent accountants, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

6. Report Audit Committee actions to the Board of Directors with such recommendations, as the Audit Committee may deem appropriate.

                                   APPENDIX B

                         FIRST WEST CHESTER CORPORATION
                             AMENDED AND RESTATED*
                             1995 STOCK OPTION PLAN
                             ----------------------

1.       Purpose.
         -------

         (a) Additional Incentive. The Plan is intended as an additional incentive to key employees and members of the Board of Directors (together, the "Optionees") to enter into or remain in the service or employ of First West Chester Corporation, a Pennsylvania corporation (the "Company") or its subsidiary, The First National Bank of West Chester (the "Bank"), and to devote themselves to the Company's success by providing them with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights (the "Options") to acquire the Company's Common Stock, par value $1.00 per share (the "Common Stock").

         (b)      Two-Part Plan.  The Plan shall be divided into two sub-plans:
                  -------------
the "Key Employee Plan" and the "Director Plan". All provisions hereunder which refer to the "Plan" shall apply to each of the Key Employee Plan and the Director Plan.

         (c) Incentive Stock Option. Each Option granted under the Key Employee Plan is intended to be an incentive stock option ("ISO") within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), for federal income tax purposes, except to the extent (i) any such ISO grant would exceed the limitation of subsection 4(a) below, or (ii) any Option is specifically designated at the time of grant (the "Grant Date") as not being an ISO (an Option which is not an ISO, and therefore is a nonqualified option, is referred to herein as an "NQSO"). No Option granted to a person who is not an employee of the Company or the bank on the Grant Date shall be an ISO.

2.       Option Shares.
         -------------

         (a) Aggregate Maximum Number. The aggregate maximum number of shares of the Common Stock for which Options may be granted under the Plan is 807,500 shares (the "Option Shares"), which number is subject to adjustment as provided in Section 7. Option Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If any outstanding Option granted under the Plan expires, lapses or is terminated for any reason, the Option Shares allocable to the unexercised portion of such Option may again be the subject of an Option granted pursuant to the Plan.

         (b) Allocation of Option Shares. Of the 807,500 Option Shares, 628,500 Option Shares (the "Employee Option Shares") shall be reserved for issuance to key employees of the Company and the Bank under the Key Employee Plan and the remaining 179,000 Option Shares shall be reserved for issuance to non-employee Directors of the Company or the Bank under the Director Plan.

         (c) Key Employee Plan Options. Options granted under the Key Employee Plan may be either ISOs or NQSOs. Under the Key Employee Plan, Options to purchase up to 443,500 Employee Option Shares (and any Employee Option Shares not required for issuance under Options granted in accordance with the schedule set forth below) shall be granted to key employees at such times in such amounts and on such terms and conditions as determined by the Committee (as defined below), in accordance with the terms of the Plan. Options to purchase up to 220,000 Employee Option Shares shall be granted to key employees in accordance with the following schedule:


                                                     Grant Dates
                                                     -----------
                           September        September         September         September        September
                           18,              30,               30,               30,              30,
Key Employee               1995             1996              1997              1998             1999
------------               ----             ----              ----              ----             ----

President                  8,000            8,000             8,000             8,000            8,000
                           Option           Option            Option            Option           Option
                           Shares           Shares            Shares            Shares           Shares

Each of 9 Other
Executive Officers*        4,000            4,000             4,000             4,000            4,000
                           Option           Option            Option            Option           Option
                           Shares           Shares            Shares            Shares           Shares

         *Should the number of Executive Officers (other than the President) increase during the Term of the Plan as of any of the foregoing Grant Dates, the Option granted to each Executive Officer as of such Grant Date shall cover that number of Employee Option Shares determined by dividing 36,000 by the number of Executive Officers (not including the President). Should the number of Executive Officers decrease during the Term of the Plan as of any of the foregoing Grant Dates, then the number of Option Shares to be purchased through an Option grant by each remaining Executive Officer shall not change. Any ungranted Options resulting from such decrease shall be granted to key employees as Employee Option Shares at such times in such amounts and on such terms and conditions as determined by the Committee, in accordance with the terms of the Key Employee Plan.

         (d) Director  Plan  Options.  Options  granted  under the Director Plan
             -----------------------
shall be NQSOs. Under the Director Plan, each person serving as a Director of the Company or the Bank on the Grant Date and who is not also a key or other employee of any of such entities shall be awarded (i) an Option to purchase 2,000 Option Shares on each of the following dates: September 18, 1995, September 30, 1996 and September 30, 1997; (ii) an Option to purchase 1,000 Option Shares on March 17, 1998; (iii) 3,000 Option Shares on September 30, 1998; (iv) an Option to purchase 1,000 Option Shares on March 16, 1999; (v) an Option to purchase 4,000 Option Shares on September 30, 1999; (vi) an Option to purchase 4,000 Option Shares (an aggregate of 32,000 Option Shares) on September 30, 2000; (vii) an Option to purchase 2,000 Option Shares (an aggregate of 16,000 Option Shares) on September 30, 2001; and (viii) an Option to purchase 2,000 Option Shares (an aggregate of 16,000 Option Shares) on September 30, 2002, each at the Option Price defined below. If a Director is serving on the Board of the Company and the Bank at the time of the grant of any Option under the Director Plan, then such Director shall only be eligible for a grant of Options under the Director Plan as a Director of the Company. Should the number of Directors eligible for the Director Plan decrease during the Term of the Plan, the number of Option Shares granted to each remaining Director shall not change. Any ungranted Option Shares resulting from such decrease shall be reserved for future grant under the Director Plan should the number of Directors increase. Should the number of Directors increase during the Term of the Plan, then the Options covering the aggregate number of Option Shares to be distributed on an annual basis shall be divided equally among such increased number of Directors. Options granted under the Director Plan shall be substantially in the form of the Option attached hereto as Exhibit `A'.

         (e) Limitation on Scheduled Grants.  Notwithstanding  the provisions of
             ------------------------------
Sections 2(c) and 2(d), the Board of Directors in its sole discretion may, if the Board determines such action to be in the best interests of the Corporation, elect not to grant all or any portion of the options scheduled to be granted on the Grant Dates set forth in such Sections (the "Scheduled Grants") or may grant all or any portion of the Scheduled Grants subject to such terms and conditions (including vesting schedules for the exercisability of such Options) as the Board may from time to time provide which are not inconsistent with the other terms of the Plan.

3. Term of Plan.  The Plan shall  commence  on  September  18,  1995,  but shall
   ------------
terminate unless the Plan is approved by the stockholders of the Company within twelve months of such date as set forth in Section 422(b)(1) of the Code. Any Options granted pursuant to the Plan prior to Plan approval by the stockholders of the Company shall be subject to such approval and, notwithstanding anything to the contrary herein or in any Option Document (as defined below), shall not be exercisable until such approval is obtained. No Option may be granted under the Plan after September 17, 2005.

4. Terms and Conditions of Options.  Options granted  pursuant to the Plan shall
   -------------------------------
be evidenced by written documents substantially in the forms attached hereto as Exhibit "A" or, in the case of the Key Employee Plan, as the Committee shall from time to time approve, subject to (a) the following terms and conditions and
(b) any other terms and conditions (including vesting schedules for the exercisability of Options) which the Committee shall from time to time provide which are not inconsistent with the terms of the Plan (collectively, the "Option Documents").

         (a) Number of Option  Shares.  Each  Option  Document  shall  state the
             ------------------------
number of Option Shares to which it pertains. In the event that the aggregate fair market value of Option Shares with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (determined as of the date the ISO is granted) and any options granted under other incentive stock option plans of the Company or the Bank exceed $100,000, the portion of such options in excess of $100,000 shall be treated as options which are not ISOs in accordance with Section 422(d) of the Code.

         (b) Option Price.  Each Option  Document shall state the price at which
             ------------
an Option Share may be purchased (the "Option Price"), which shall be at least 100% of the "fair market value" of a share of the Common Stock on the date the Option is granted. If available, the "fair market value" shall be the mean between the highest bid price and lowest asked price last quoted by the then current market maker(s) in the Company's Common Stock (the "Market Maker(s)"), on the Grant Date or the immediately preceding business day if the Grant Date is not a business day. If no such bid and asked price is available, the fair market value shall be determined by the Committee in good faith in the case of the Key Employee Plan or shall be the mean between the most recent highest bid price and lowest asked price last quoted by the Market Maker(s) in the case of the Director Plan. If an ISO is granted to an Optionee who then owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or the Bank, then the Option Price shall be at least One Hundred and Ten Percent (110%) of the fair market value of the Option Shares on the date the Option is granted.

         (c) Medium of Payment.  An Optionee shall pay for Options Shares (i) in
             -----------------
cash, (ii) by bank check payable to the order of the Company or (iii) by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Furthermore, the Committee may provide in an Option Document that payment may be made in whole or in part in shares of the Common Stock held by the Optionee for more than one year. If payment is made in whole or in part in shares of the Common Stock, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing shares of Common Stock legally and beneficially owned by such Optionee, free of all liens, claims and encumbrances of every kind and having a fair market value on the date of delivery of such notice that is not less than the Option Price of the Option Shares with respect to which such Option is to be exercised, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates. In the event that certificates for shares of the Company's Common Stock delivered to the Company represent a number of shares in excess of the number of shares required to make payment for the Option Price of the Option Shares (or the relevant portion thereof) with respect to which such Option is to be exercised by payment in shares of Common Stock, the stock certificate issued to the Optionee shall represent the Option Shares in respect of which payment is made and such excess number of shares. Notwithstanding the foregoing, the Board of Directors, in its sole discretion, may refuse to accept shares of Common Stock in payment of the Option Price. In that event, any certificates representing shares of Common Stock which were delivered to the Company shall be returned to the Optionee with notice of the refusal of the Board of Directors to accept such shares in payment of the Option Price. The Board of Directors may impose such limitations or prohibitions on the use of shares of the Common Stock to exercise an Option as it deems appropriate, subject to the provisions of the Plan.

         (d)      Termination of Options.  Each Option shall expire on the tenth
                  ----------------------
 anniversary of its Grant Date. Notwithstanding the foregoing, no Option shall be exercisable after the first to occur of the following:

                  (i) In the case of an ISO, five years from the date of grant if, on such date the Optionee owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or the Bank);

                  (ii) The date set by the Board of Directors of the Company to be an accelerated expiration date after a finding by the Board of Directors of the Company that a change in the financial accounting treatment for Options from that in effect on the date the Plan was adopted materially adversely affects or, in the determination of such Board of Directors, may materially adversely affect in the foreseeable future, the Company and/or the Bank, provided such Board of

Directors may take whatever other action, including acceleration of any exercise provisions, it deems necessary should it make the determination referred to hereinabove;

                  (iii) Expiration of one year from the date the Optionee's employment or service with the Company or the Bank terminates for any reason other than circumstances described by Subsection (d)(v), below;

                  (iv) In the case of an Option granted under the Key Employee Plan, the Committee can accelerate the expiration date in the event of a "Change in Control" (as defined in Subsection 4(e) below), provided an Optionee who holds an Option is given written notice at least thirty (30) days before the date so fixed; or

                  (v) In the case of an Option granted under the Key Employee Plan, a finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has been discharged from employment with the Company or the Bank for Cause. For purposes of this Section, "Cause" shall mean: (A) a breach by Optionee of his employment agreement with the Company or the Bank, (B) a breach of Optionee's duty of loyalty to the Company or the Bank, including without limitation any act of dishonesty, embezzlement or fraud with respect to the Company or the Bank,
(C) the commission by Optionee of a felony, a crime involving moral turpitude or other act causing material harm to the Company's or the Bank's standing and reputation, (D) Optionee's continued failure to perform his duties to the Company or the Bank or (E) unauthorized disclosure of trade secrets or other confidential information belonging to the Company or the Bank. In the event of a finding that the Optionee has been discharged for Cause, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all Option Shares for which the Company has not yet delivered the share certificates upon refund of the Option Price.

         (e) Change of Control.  In the event of a Change in Control (as defined
             -----------------
below), the Committee may take whatever action with respect to the Options outstanding under the Key Employee Plan it deems necessary or desirable, including, without limitation, accelerating the expiration or termination date in the respective Option Documents to a date no earlier than thirty (30) days after notice of such acceleration is given to the Optionee. A "Change of Control" shall be deemed to have occurred upon the earliest to occur of the following events:

                  (i) The date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated;

                  (ii) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) approve a definitive agreement to sell or otherwise dispose of all or substantially all of the assets of the Company;

                  (iii) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) and the stockholders of the other constituent corporation (or its board of directors if stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into such other corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Common Stock immediately prior to the merger or consolidation will hold at least a majority of the ownership of common stock of the surviving corporation (and, if one class of common stock is not the only class of voting securities entitled to vote on the election of directors of the surviving corporation, a majority of the voting power of the surviving corporation's voting securities) immediately after the merger or consolidation, which common stock (and, if applicable, voting securities) is to be held in the same proportion as such holders' ownership of Common Stock immediately before the merger or consolidation;

                  (iv) the date any entity, person or group, (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act")), other than (A) the Company or any of its subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries or (B) any person who, on the date the Plan is approved by the stockholders, shall have been the beneficial owner of at least twenty percent (20%) of the outstanding Common Stock, shall have become the beneficial owner of, or shall have obtained voting control over, more than fifty percent (50%) of the outstanding shares of the Common Stock; or

                  (v) the first day after the date this Plan is approved by the stockholders when directors are elected so that a majority of the Board of

Directors shall have been members of the Board of Directors for less than twenty-four (24) months, unless the nomination for election of each new director who was not a director at the beginning of such twenty-four (24) month period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

         (f) Transfers. No ISO granted under the Plan may be transferred, except
             ---------
by will or by the laws of descent and distribution. During the lifetime of the person to whom an ISO is granted, such Option may be exercised only by him. No Nonqualified Option under the Plan may be transferred, except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

         (g) Other Provisions.  For Options granted pursuant to the Key Employee
             ----------------
Plan, the Option Documents shall contain such other provisions including, without limitation, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

         (h)      Amendment.
                  ---------

                  (i) With respect to Options granted under the Key Employee Plan, and subject to the provisions of the Plan, the Committee shall have the right to amend Option Documents issued to such Optionee, subject to the Optionee's consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made under Subsection 4(e) above.

                  (ii) With respect to Options granted under the Director Plan, and subject to the provisions of the Plan, the Board of Directors of the Company shall have the right to amend Option Documents issued to such Optionee, subject to the Optionee's consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made under Subsection 4(e) above.

5.       Administration.
         --------------
         (a) Director Plan.  The grant of Options  pursuant to the Director Plan
             -------------
will be pursuant to the formula as set forth in Section 2(d) above. The Board of Directors of the Company may make such interpretation and construction of the Director Plan as necessary from time to time in its sole discretion, such interpretation and construction of the Director Plan to be final, binding and conclusive.

         (b) Key Employee Plan. With respect to the Key Employee Plan, the Board
             -----------------
of Directors shall appoint a Stock Option Committee composed of two or more of its directors to operate and administer the Key Employee Plan. The Stock Option Committee is referred to herein as the "Committee."

         (c)  Meetings.  The  Committee  shall hold  meetings  at such times and
              --------
places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

         (d) Discretion of Committee.  The Committee  shall from time to time at
             -----------------------
its discretion grant Options pursuant to the terms of the Key Employee Plan, except as otherwise provided in Section 2(c) herein. Except as otherwise provided in Section 2(c) herein, the Committee shall have plenary authority to determine the Optionees to whom and the times at which Options shall be granted, the number of Option Shares to be covered by such Options and the price and other terms and conditions thereof, including a specification with respect to whether an Option is intended to be an ISO, subject, however, to the express provisions of the Key Employee Plan and compliance with Rule 16b-3(d) of the Exchange Act. In making such determinations the Committee may take into account the nature of the Optionee's services and responsibilities, the Optionee's present and potential contribution to the Company's success and such other factors as it may deem relevant. The interpretation and construction by the Committee of any provision of the Key Employee Plan or of any Option granted under it shall be final, binding and conclusive.

         (e) No Liability.  No member of the Board of Directors or the Committee
             ------------
shall be personally liable for any action or determination made in good faith with respect to the Key Employee Plan, the Director Plan or any Option thereunder. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power and discretion given to him under the Key Employee Plan, except those resulting from (i) any breach of such member's duty of loyalty to the Company or its stockholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law or (iii) any transaction from which the member derived an improper personal benefit.

         (f)   Indemnification.   In   addition   to  such   other   rights   of
               ---------------
indemnification as he may have as a member of the Board of Directors or the Committee, and with respect to the administration of the Plan and the granting of Options under it, each member of the Board of Directors and of the Committee shall be entitled without further action on his part to be indemnified by the Company for all expenses (including but not limited to reasonable attorneys' fees and expenses, the amount of judgment and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options under it in which he may be involved by reason of his being or having been a member of the Board of Directors or the Committee, whether or not he continues to be such member of the Board of Directors or the Committee at the time of the incurring of such expenses; provided, however, that such indemnity shall not include any expenses incurred by such member of the Board of Directors or Committee: (i) in respect of matters as to which he shall be finally adjudged in such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duties as a member of the Board of Directors or the Committee; or (ii) in respect of any matter in which any settlement is effected in an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or accessible by any such member of the Committee or the Board of Directors unless within five (5) days after institution of any such action, suit or proceeding he shall have offered the Company in writing the opportunity to handle and defend such action, suit or proceeding at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board of Directors or the Committee and shall be in addition to all other rights to which such member of the Board of Directors or the Committee would be entitled to as a matter of law, contract or otherwise.

6.       Exercise.
         --------

         (a)      Exercise Within Six Months.  No Option shall be exercisable
                  --------------------------
prior to the date which is at least six months after the Grant Date.

         (b) Notice.  No Option shall be deemed to have been exercised  prior to
             ------
the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the Option Shares to be purchased. Each such notice shall specify the number of Option Shares to be purchased and shall satisfy the securities law requirements set forth in this Section 6.

         (c)  Restricted  Stock.  Each exercise  notice shall (unless the Option
              -----------------
Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933, as amended (the "Securities Act")), contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (i) such Option Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Securities Act) and, in the case of an ISO, the Option Shares may not be sold within one year of exercise or two years from the Grant Date in order to maintain the ISO status of the Option;
(ii) the Optionee has been advised and understands that (A) the Option Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer and (B) the Company is under no obligation to register the Option Shares under the Securities Act or to take any action which would make available to the Optionee any exemption from such registration,
(iii) such Option Shares may not be transferred without compliance with all applicable federal and state securities laws, and (iv) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the above, should the Company be advised by counsel that the issuance of Option Shares upon the exercise of an Option should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion that an appropriate exemption therefrom is available, (C) the listing or inclusion of the shares on any securities exchange or in an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Option Shares, the Company may defer the exercise of any Option granted hereunder until either such event in A, B, C or D has occurred.

7.  Adjustments  on Changes in Common Stock.  The aggregate  number of shares of
    ---------------------------------------
Common Stock as to which  Options may be granted under the Director Plan and the

Key Employee Plan, the number of Option Shares covered by each outstanding Option and the Option Price per Option Share specified in each outstanding Option, the aggregate number of Option Shares which is reserved for issuance under the Director Plan and the Key Employee Plan, the number of Option Shares to be granted to each director under the Director Plan, the number of Option Shares to be granted to each key employee under the formula provision of the Key Employee Plan, and such other share numbers set forth herein shall be appropriately adjusted in the event of a stock dividend, stock split or other increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of the Common Stock or other capital adjustment (not including the issuance of Common Stock on the conversion of other securities of the Company which are convertible into Common Stock) effected without receipt of consideration by the Company. The Board of Directors shall have the authority to determine the adjustments to be made under this Section and any such determination by the Board of Directors shall be final, binding and conclusive, provided that no adjustment shall be made which will cause an ISO to lose its status as such.

8. Amendment of the Plan. The Board of Directors may amend the Plan from time to
   ---------------------
time in such manner as it may deem advisable. Notwithstanding the foregoing, (i) with respect to any amendments affecting the Director Plan, the Plan provisions shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder, and (ii) with respect to any amendments affecting the Key Employee Plan, any amendment which would change the eligibility of employees or the class of employees eligible to receive an Option or increase the maximum number of shares as to which Options may be granted, will only be effective if such action is approved by the holders of a majority of the outstanding voting stock of the Company.

9. Continued  Employment.  The grant of an Option pursuant to the Plan shall not
   ---------------------
be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or the Bank to retain the Optionee in the employ of the Company or the Bank, as a member of the Board of Directors or in any other capacity, whichever the case may be.

10. Withholding of Taxes.  Whenever the Company proposes or is required to issue
    --------------------
or transfer Option Shares, the Company shall have the right to (a) require the recipient or transferee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Option Shares or (b) take whatever action it deems necessary to protect its interests.

11.      Effective Date.  This Stock Option Plan shall be effective as of the
         --------------
date specified in Section 3 above.

                                February 14, 2000
                                 VIA: EDGARLINK

OFIS Filer Support
Sec Operations Center
6432 General Green Way
Alexandria,  VA  22312

                         FIRST WEST CHESTER CORPORATION
                         Commission File Number 0-12870

Gentlemen:

         Pursuant to the requirements of the Securities and Exchange Act of 1934 and the rules promulgated thereunder, we are filing herewith the above listed registrant's definitive Proxy Statement to be used in conjunction with the Annual Meeting of Shareholders to be held on March 13, 2001. The foregoing materials will be mailed to shareholders on approximately February 16, 2001.



                                          Very truly yours,

                                         /s/ J. Duncan Smith, CPA
                                         ---------------------------------------
                                         Treasurer; and Executive Vice President
                                         (Principal Accounting
                                          and Financial Officer)

Enclosures